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                                                                     Exhibit 24


                               Power of Attorney


Each person whose signature appears below does hereby make, constitute and appoint each of Cortlandt S. Dietler and Frederick W. Boutin as such person's true and lawful attorney-in-fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person's behalf and in any and all capacities, this Annual Report on Form 10-K and any and all amendments thereto, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or each person's substitute or substitutes may lawfully do or cause to be done by virtue hereof.


   /s/ Cortlandt S. Dietler                                   August 5, 1996
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Cortlandt S. Dietler                                     Date
Chairman, President, Chief Executive Officer, Director



   /s/ Harold R. Logan, Jr.                                   August 5, 1996
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Harold R. Logan, Jr.                                     Date
Executive Vice President/Finance, Treasurer, Director
Chief Financial Officer



   /s/ Frederick W. Boutin                                    August 5, 1996
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Frederick W. Boutin                                      Date
Senior Vice President, Chief Accounting Officer



   /s/ Richard E. Gathright                                   August 2, 1996
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Richard E. Gathright                                     Date
Executive Vice President, Director



   /s/ John A. Hill                                           August 5, 1996
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John A. Hill                                             Date
Director


   /s/ Bryan H. Lawrence                                       August 2, 1996
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Bryan H. Lawrence                                        Date
Director


   /s/ William E. Macaulay                                     August 2, 1996
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William E. Macaulay                                      Date
Director


   /s/ Edwin H. Morgens                                         August 5, 1996
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Edwin H. Morgens                                         Date
Director